UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Florida Rock Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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This filing relates to the announced acquisition of Florida Rock Industries, Inc. (“Florida Rock”) by Vulcan Materials Company (“Vulcan Materials”) pursuant to the terms of the Agreement and Plan of Merger, dated as of February 19, 2007, as amended on April 9, 2007, by and among Vulcan Materials, Florida Rock, Virginia Holdco, Inc., Virginia Merger Sub, Inc. and Fresno Merger Sub, Inc.
On July 31, 2007, Florida Rock mailed the following letters to certain of its shareholders:

FLORIDA ROCK INDUSTRIES, INC.
IMPORTANT MERGER VOTE
TIME IS SHORT — PLEASE ACT TODAY!
July 31, 2007
Dear Fellow Shareholder:
     According to our records, we have not received your voting instructions for the important special meeting of shareholders of Florida Rock Industries, Inc., to be held on Tuesday, August 14, 2007, in connection with Florida Rock’s proposed merger with Vulcan Materials Company. Your vote is extremely important, regardless of the number of Florida Rock shares that you own. Please note that approval of the merger agreement, described in the proxy statement dated July 16, 2007, requires the affirmative vote of a majority of the outstanding shares of Florida Rock common stock. Accordingly, if you do not vote it has the same effect as a vote “against” approving the merger agreement.
     Please use one of the following simple methods to vote your shares:

1.	Vote by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.

2.	Vote by Telephone: Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.

3.	Vote by Mail: Mark, sign, date and return your voting instruction form in the postage-paid return envelope provided.
     For the reasons set forth in the proxy statement, dated July 16, 2007, your Board of Directors unanimously recommends (with the undersigned, Edward L. Baker and Thompson S. Baker II abstaining) that you vote “FOR” the approval of the merger agreement. We respectfully request that you vote your Florida Rock shares at your earliest convenience.
     Please note that pursuant to the merger agreement you have the opportunity to indicate whether you prefer to receive the cash consideration or the share consideration, or a combination thereof, in exchange for your Florida Rock shares, subject to proration as described in the proxy statement. Please contact your bank or broker to discuss your election. The deadline for shareholders to return their election materials has been extended to a date yet to be determined. Florida Rock will issue a press release announcing the deadline for shareholders to submit election forms when that date is determined. If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc., which is assisting Florida Rock, toll free at (800) 347-4750.
     On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,

John D. Baker II President and Chief Executive Officer Florida Rock Industries, Inc.

Important Information
This document may be deemed to be solicitation material in respect of the proposed business combination of Florida Rock and Vulcan Materials. In connection with the proposed transaction, a registration statement on Form S-4 was filed by Virginia Holdco, Inc., a wholly-owned subsidiary of Vulcan Materials, with the SEC on July 13, 2007 (Registration No. 333-142060), containing a definitive proxy statement/prospectus and other documents filed by Vulcan Materials and Florida Rock. SHAREHOLDERS OF FLORIDA ROCK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus has been mailed to shareholders of Florida Rock. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, from www.vulcanfloridarock.com, www.vulcanmaterials.com or www.flarock.com.
Vulcan Materials, Florida Rock and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Vulcan Materials’ directors and executive officers is available in Vulcan Materials’ proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 11, 2007, and information regarding Florida Rock’s directors and executive officers is available in Florida Rock’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on December 27, 2006. Additional information, if any, regarding the interests of such potential participants has been included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

FLORIDA ROCK INDUSTRIES, INC.

IMPORTANT MERGER VOTE
TIME IS SHORT — PLEASE ACT TODAY!
July 31, 2007
Dear Fellow Shareholder:
     According to our records, we have not received your voting instructions for the important special meeting of shareholders of Florida Rock Industries, Inc., to be held on Tuesday, August 14, 2007, in connection with Florida Rock’s proposed merger with Vulcan Materials Company. Your vote is extremely important, regardless of the number of Florida Rock shares that you own. Please note that approval of the merger agreement, described in the proxy statement dated July 16, 2007, requires the affirmative vote of a majority of the outstanding shares of Florida Rock common stock. Accordingly, if you do not vote it has the same effect as a vote “against” approving the merger agreement.
     At your earliest convenience, please mark, sign, date and return your proxy card in the postage paid return envelope provided.
     For the reasons set forth in the proxy statement, dated July 16, 2007, your Board of Directors unanimously recommends (with the undersigned, Edward L. Baker and Thompson S. Baker II abstaining) that you vote “FOR” the approval of the merger agreement. We respectfully request that you vote your Florida Rock shares at your earliest convenience.
     Please note that pursuant to the merger agreement you have the opportunity to indicate whether you prefer to receive the cash consideration or the share consideration, or a combination thereof, in exchange for your Florida Rock shares, subject to proration as described in the proxy statement. Please complete the election materials that were previously mailed to you and return them to the exchange agent, The Bank of New York. The deadline for shareholders to return their election materials has been extended to a date yet to be determined. Florida Rock will issue a press release announcing the deadline for shareholders to submit election forms when that date is determined.
     If you have any questions, need assistance voting your shares, or need another set of election materials, please call D.F. King & Co., Inc., which is assisting Florida Rock, toll free at (800) 347-4750.
     On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,

John D. Baker II
President and Chief Executive Officer Florida Rock Industries, Inc.

Important Information
This document may be deemed to be solicitation material in respect of the proposed business combination of Florida Rock and Vulcan Materials. In connection with the proposed transaction, a registration statement on Form S-4 was filed by Virginia Holdco, Inc., a wholly-owned subsidiary of Vulcan Materials, with the SEC on July 13, 2007 (Registration No. 333-142060), containing a definitive proxy statement/prospectus and other documents filed by Vulcan Materials and Florida Rock. SHAREHOLDERS OF FLORIDA ROCK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus has been mailed to shareholders of Florida Rock. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, from www.vulcanfloridarock.com, www.vulcanmaterials.com or www.flarock.com.
Vulcan Materials, Florida Rock and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Vulcan Materials’ directors and executive officers is available in Vulcan Materials’ proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 11, 2007, and information regarding Florida Rock’s directors and executive officers is available in Florida Rock’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on December 27, 2006. Additional information, if any, regarding the interests of such potential participants has been included in the proxy statement/prospectus and the other relevant documents filed with the SEC.